NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: June 7, 2006
Original Conversion Price (subject to adjustment herein):   $0.05

                                                                        $378,000

         ORIGINAL ISSUE DISCOUNT SELF-LIQUIDATING CONVERTIBLE DEBENTURE
                                DUE JUNE 7, 2008

     THIS ORIGINAL ISSUE DISCOUNT SELF-LIQUIDATING CONVERTIBLE DEBENTURE is one of a series of duly authorized and validly issued Original Issue Discount Self-Liquidating Convertible Debentures of UC Hub Group Inc., a Nevada corporation, having its principal place of business at 285 E. Warm Springs Road, Las Vegas, NV 89119 (the "Company"), designated as its Original Issue Discount
                            -------
Self-Liquidating  Convertible  Debenture,  due June 7, 2008 (this debenture, the
"Debenture"  and  collectively  with  the  other  such series of debentures, the
 ---------
"Debentures").
 ----------

     FOR VALUE RECEIVED, the Company promises to pay to Crescent International Ltd. or its registered assigns (the "Holder"), or shall have paid pursuant to
                                        ------
the terms hereunder, the principal sum of $378,000 by June 7, 2008, or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder (the "Maturity Date"). This Debenture is subject to the following
                  --------------
additional  provisions:

     Section  1.     Definitions.  For  the  purposes hereof, in addition to the
     ----------      -----------
terms defined elsewhere in this Debenture, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and
(b)  the  following  terms  shall  have  the  following  meanings:

          "Alternate  Consideration" shall have the meaning set forth in Section
           ------------------------
5(e).

          "Bankruptcy  Event" means any of the following events: (a) the Company
           -----------------
     or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof;
     (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

          "Base  Conversion  Price"  shall have the meaning set forth in Section
           -----------------------
     5(b).

          "Business  Day"  means  any day except Saturday, Sunday, any day which
           -------------
     shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Buy-In"  shall  have  the  meaning  set  forth  in  Section  4(d)(v).
           ------

          "Change  of  Control  Transaction" means the occurrence after the date
           --------------------------------
     hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company (other than by means of conversion or exercise of the Debentures and the Securities issued together with the Debentures), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

          "Closing  Price"  means  on  any particular date (a) the last reported
           --------------
     closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

          "Common  Stock" means the common stock, par value $0.001 per share, of
           -------------
     the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

          "Conversion  Date"  shall  have the meaning set forth in Section 4(a).
           ----------------

          "Conversion  Price"  shall have the meaning set forth in Section 4(b).
           -----------------

          "Conversion  Shares"  means,  collectively, the shares of Common Stock
           ------------------
     issuable upon conversion of this Debenture in accordance with the terms hereof.

          "Debenture Register" shall have the meaning set forth in Section 2(c).
           ------------------

          "Dilutive  Issuance" shall have the meaning set forth in Section 5(b).
           ------------------

          "Dilutive Issuance Notice" shall have the meaning set forth in Section
           ------------------------
     5(b).

          "Effectiveness  Period"  shall  have  the  meaning  set  forth  in the
           ---------------------
     Registration  Rights  Agreement.

          "Equity Conditions" shall mean, during the period in question, (i) the
           -----------------
     Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (ii) the Company shall have paid all liquidated damages and other amounts owing to the Holder in respect of this Debenture, (iii) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) the issuance of the shares in question (or, in the case of an Optional or Monthly Redemption, the shares issuable upon conversion in full of the Optional Redemption Amount or the Monthly Redemption Amount) to the Holder would not violate the limitations set forth in Section 4(c)(i) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the Holder is not in possession of any information furnished by the Company that constitutes, or may constitute, material non-public information.

          "Event  of  Default"  shall  have  the meaning set forth in Section 8.
           ------------------

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended,
           -------------
     and  the  rules  and  regulations  promulgated  thereunder.

          "Fundamental  Transaction" shall have the meaning set forth in Section
           ------------------------
     5(e).

          "Late  Fees"  shall  have  the  meaning  set  forth  in  Section 2(d).
           ----------

          "Mandatory  Default  Amount"  means  the sum of (i) the greater of (A)
           --------------------------
     130% of the outstanding principal amount of this Debenture, plus all liquidated damages and other amounts owed to the Holder in connection with the Debenture, or (B) the outstanding principal amount of this Debenture, plus all liquidated damages and other amounts owed to the Holder in connection with the Debenture, divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.

          "Monthly  Conversion  Period"  shall  have  the  meaning  set forth in
           ---------------------------
     Section  6(b)  hereof.

          "Monthly Conversion Price" shall have the meaning set forth in Section
           ------------------------
     6(b)  hereof.

          "Monthly  Redemption"  means the redemption of this Debenture pursuant
           -------------------
     to  Section  6(b)  hereof.

          "Monthly  Redemption  Amount"  means,  as to a Monthly Redemption, the
           ---------------------------
     sum of (i) $21,000 in principal amount of the Debenture and (ii) all liquidated damages and other amounts owed to the Holder in connection with the Debenture.

          "Monthly  Redemption  Date" means the 1st of each month, commencing on
           -------------------------
     the first such date following the earlier of (a) 30 calendar days following the Effective Date and (b) 180 calendar days following the Closing Date and terminating upon the full redemption of this Debenture.

          "Monthly  Redemption  Notice"  shall  have  the  meaning  set forth in
           ---------------------------
     Section  6(b)  hereof.

          "Monthly  Redemption  Period"  shall  have  the  meaning  set forth in
           ---------------------------
     Section  6(a)  hereof.

          "Monthly  Redemption Share Amount" shall have the meaning set forth in
           --------------------------------
     Section  6(b)  hereof.

          "New  York  Courts"  shall have the meaning set forth in Section 9(d).
           -----------------

          "Notice  of  Conversion"  shall  have the meaning set forth in Section
           ----------------------
     4(a).

          "Optional  Redemption"  shall  have  the  meaning set forth in Section
           --------------------
     6(a).

          "Optional  Redemption  Amount"  means  the  sum  of  (i)  110%  of the
           ----------------------------
     Principal Amount of the Debenture then outstanding and (ii) all liquidated damages and other amounts due in respect of the Debenture.

          "Optional Redemption Date" shall have the meaning set forth in Section
           ------------------------
     6(a).

          "Optional  Redemption  Notice"  shall  have  the  meaning set forth in
           ----------------------------
     Section  6(a).

          "Optional  Redemption Notice Date" shall have the meaning set forth in
           --------------------------------
     Section  6(a).

          "Original  Issue  Date"  means  the  date of the first issuance of the
           ---------------------
     Debentures, regardless of any transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debentures.

          "Permitted  Indebtedness"  means  (a) the Indebtedness existing on the
           -----------------------
     Original  Issue  Date  and  set  forth  on Schedule 3.1(aa) attached to the
                                                ----------------
     Purchase Agreement and (b) lease obligations and purchase money indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

          "Permitted  Lien" means the individual and collective reference to the
           ---------------
     following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Company's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (c) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

           "Person"  means  an  individual  or  corporation, partnership, trust,
            ------
     incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

           "Pre-Redemption  Conversion  Shares" shall have the meaning set forth
            ----------------------------------
     in  Section  6(a)  hereof.

          "Purchase Agreement" means the Securities Purchase Agreement among the
           ------------------
     Company and the original Holders, dated as of June 6, 2006, as amended, modified or supplemented from time to time in accordance with its terms.

          "Registration  Rights  Agreement"  means  the  Registration  Rights
           -------------------------------
     Agreement among the Company and the original Holders, dated as of the date of the Purchase Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

          "Registration Statement" means a registration statement that registers
           ----------------------
     the resale of all Conversion Shares of the Holder, who shall be named as a "selling stockholder" therein, and meets the requirements of the Registration Rights Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated thereunder.

          "Share  Delivery  Date"  shall  have  the meaning set forth in Section
           ---------------------
     4(d).

          "Subsidiary"  shall  have  the  meaning  set  forth  in  the  Purchase
           ----------
     Agreement.

          "Trading  Day"  means  a  day on which the principal Trading Market is
           ------------
     open  for  business.

          "Trading Market" means the following markets or exchanges on which the
           --------------
     Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq National Market, the New York Stock Exchange or the OTC Bulletin Board.

          "Transaction  Documents"  shall  have  the  meaning  set  forth in the
           ----------------------
     Purchase  Agreement.

          "VWAP"  means,  for any date, the price determined by the first of the
           ----
     following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

     Section 2.     Interest.
     ---------      --------

          a)     No Payment of  Interest.  The Company shall not pay interest to
                 -----------------------
     the  Holder  on  this  Debenture.

          b)     Prepayment.  Except  as  otherwise set forth in this Debenture,
                 ----------
     the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

     Section3.      Registration  of  Transfers  and  Exchanges.
     ---------      -------------------------------------------

          a)     Different  Denominations. This Debenture is exchangeable for an
                 ------------------------
     equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

          b)     Investment  Representations.  This  Debenture  has  been issued
                 ---------------------------
     subject to certain investment representations of the original Holder set forth in the Purchase

     Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

          c)     Reliance  on  Debenture  Register. Prior to due presentment for
                 ---------------------------------
     transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Section  4.       Conversion.
     -----------       ----------

          a)     Voluntary Conversion. At any time after the Original Issue Date
                 --------------------
     until this Debenture is no longer outstanding, this Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(c) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a "Notice of Conversion"),
                                          --------       --------------------
     specifying therein the principal amount of this Debenture to be converted and the date on which such conversion shall be effected (a "Conversion
                                                                      ----------
     Date").  If  no Conversion Date is specified in a Notice of Conversion, the
     ----
     Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture, plus all liquidated damages and other amounts owed to the Holder in connection with the Debenture, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within 1 Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. THE HOLDER, AND ANY ASSIGNEE BY ACCEPTANCE OF THIS DEBENTURE, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING CONVERSION OF A PORTION OF THIS DEBENTURE, THE UNPAID AND UNCONVERTED PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

          b)     Conversion  Price.  The  conversion  price  in  effect  on  any
                 -----------------
     Conversion Date shall be equal to $0.05 (subject to adjustment herein) (the "Conversion Price").
      -----------------

          c)     Conversion  Limitations.
                 -----------------------

               i.     Holder's  Restriction on Conversion. The Company shall not
                      -----------------------------------
          effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder

          (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such
          Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by such Holder or any of its
          Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c)(i) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this
          Section 4(c)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be;
          (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of
           ---------------------------------
          shares  of
          the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Beneficial Ownership Limitation provisions of this Section 4(c)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the provisions of this Section 4(c)(i) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99%
          limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

          d)     Mechanics  of  Conversion.
                 -------------------------

               i.     Conversion  Shares  Issuable  Upon Conversion of Principal
                      ----------------------------------------------------------
          Amount.  The  number  of  shares  of  Common  Stock  issuable  upon  a
          ------
          conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

               ii.     Delivery of Certificate Upon Conversion. Not later than 3
                       ---------------------------------------
          Trading  Days  after each Conversion Date (the "Share Delivery Date"),
                                                          -------------------
          the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture and (B) a bank check in the amount of all liquidated damages and other amounts owed to the Holder in connection with the Debenture. On or after the Effective Date, the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

               iii.     Failure  to Deliver Certificates.  If in the case of any
                        --------------------------------
          Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Debenture tendered for conversion to the Company.

               iv.     Obligation  Absolute;  Partial  Liquidated  Damages.  The
                       ---------------------------------------------------
          Company's obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided,
                                                                       --------
          however,  that  such  delivery  shall  not  operate as a waiver by the
          -------
          Company of any such action the Company may have against the Holder. In the event the Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the Share Delivery Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

               v.     Compensation  for  Buy-In on  Failure  to  Timely  Deliver
                      ----------------------------------------------------------
          Certificates  Upon  Conversion.   In  addition  to  any  other  rights
          ------------------------------
          available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(d)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Company
                                                      ------
          shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Debenture in a principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Debenture with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon conversion of this Debenture as required pursuant to the terms hereof.

               vi.     Reservation  of  Shares  Issuable  Upon  Conversion.  The
                       ---------------------------------------------------
          Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Debenture, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Debentures), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Debenture. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Registration Statement.

               vii.     Fractional  Shares.  Upon  a  conversion  hereunder  the
                        ------------------
          Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, 1 whole share of Common Stock.

               viii.     Transfer  Taxes.   The  issuance  of  certificates  for
                         ---------------
          shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section  5.     Certain  Adjustments.
     ----------      --------------------

          a)     Stock Dividends and Stock Splits.  If the  Company, at any time
                 --------------------------------
     while this Debenture is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Debenture); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)     Subsequent  Equity  Sales.  If  the  Company  or any Subsidiary
                 -------------------------
     thereof, as applicable, at any time while this Debenture is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the "Base Conversion Price" and such
                                                 ---------------------
     issuances collectively, a "Dilutive Issuance") (if the holder of the Common
                                -----------------
     Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification,
                    --------------------------
     whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

          c)     Subsequent Rights Offerings.  If the Company, at any time while
                 ---------------------------
     the Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d)     Pro  Rata Distributions. If the Company, at any time while this
                 -----------------------
     Debenture is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section
     5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to 1 share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e)     Fundamental  Transaction.  If, at any time while this Debenture
                 ------------------------
     is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this
      ------------------------
     Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the "Alternate Consideration"). For purposes of any such
                           ------------------------
     conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f)     Calculations.  All  calculations  under this Section 5 shall be
                 ------------
     made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

          g)     Notice  to  the  Holder.
                 -----------------------

               i.     Adjustment to Conversion  Price.  Whenever  the Conversion
                      -------------------------------
          Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued
          Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii.     Notice to Allow Conversion by Holder.  If (A) the Company
                       ------------------------------------
          shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Debenture Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

     Section  6.     Optional  Redemption; Monthly Redemption.
     ----------      ----------------------------------------

          a)     Optional  Redemption  at  Election  of Company.  Subject to the
                 ----------------------------------------------
     provisions of this Section 6, at any time after the 12-month anniversary of the Closing Date, the Company may deliver a notice to the Holder (an "Optional Redemption Notice" and the date such notice is deemed delivered
      ----------------------------
     hereunder,  the  "Optional  Redemption  Notice  Date")  of  its irrevocable
                       ----------------------------------
     election to redeem some or all of the then outstanding Debentures for cash in an amount equal to the Optional Redemption Amount on the 20th Trading Day following the Optional Redemption Notice Date (such date, the "Optional
                                                                        --------
     Redemption  Date"  and  such  redemption,  the  "Optional Redemption"). The
     ----------------                                 -------------------
     Optional Redemption Amount is payable in full on the Optional Redemption Date. The Company may only effect an Optional Redemption if on each Trading Day during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made, each of the Equity Conditions shall have been met. If any of the Equity Conditions shall cease to be satisfied at any time during the 20 Trading Day period, then the Holder may elect to nullify the Optional Redemption Notice by notice to the Company within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Company is obligated to notify the Holder of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Company) in which case the Optional Redemption Notice shall be null and void, ab initio. The Company covenants and agrees that it will honor all
            --  ------
     Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.

          b)     Monthly  Redemption.  On  each  Monthly  Redemption  Date,  the
                 -------------------
     Company  shall  redeem  the  Monthly  Redemption  Amount  (the  "Monthly
                                                                      -------
     Redemption").  The  Monthly  Redemption  Amount  payable  on  each  Monthly
     ----------
     Redemption Date shall be paid in cash; provided, however, as to any Monthly
                                            --------  -------
     Redemption and upon 15 Trading Days' prior written irrevocable notice (the "Monthly Redemption Notice" and the 15 Trading Day period immediately
      ---------------------------
     following  the Monthly Redemption Notice, the "Monthly Redemption Period"),
                                                    -------------------------
     in lieu of a cash payment the Company may elect to pay all or part of a Monthly Redemption Amount in Conversion Shares (such dollar amount to be paid on a Monthly Redemption Date in Conversion Shares, the "Monthly
                                                                         -------
     Redemption  Share  Amount") based on a conversion price equal to the lesser
     -------------------------
     of (i) the then Conversion Price and (ii) 80% of the average of the VWAPs for the 10 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 10 Trading Day period) (the price calculated during the 10 Trading Day period immediately prior to the Monthly Redemption Date, the "Monthly Conversion Price" and such 10
                                           ------------------------
     Trading  Day  period,  the "Monthly Conversion Period"); provided, further,
                                 -------------------------    --------  -------
     that the Company may not pay the Monthly Redemption Amount in Conversion Shares unless (y) from the date the Holder receives the duly delivered Monthly Redemption Notice through and until the date such Monthly Redemption is paid in full, the Equity Conditions have been satisfied (unless waived in writing by the Holder) and (z) as to such Monthly Redemption, prior to such Monthly Redemption Period (but not more than 5 Trading Days prior to the commencement of the Monthly Redemption Period), the Company shall have delivered to the Holder's account with The Depository Trust Company a number of shares of Common Stock to be applied against such Monthly Redemption Share Amount equal to the quotient of (x) the applicable Monthly Redemption Share Amount divided by (y) the then Conversion Price (the "Pre-Redemption Conversion Shares"). The Holder may
                              --------------------------------
     convert, pursuant to Section 4(a), any principal amount of this Debenture subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount is due and paid in full. Unless otherwise indicated by the Holder in the applicable Notice of Conversion, any principal amount of this Debenture converted during the applicable Monthly Redemption Period until the date the Monthly Redemption Amount is paid in full shall be first applied to the principal amount subject to the Monthly Redemption Amount payable in cash and then to the Monthly Redemption Share Amount. Any principal amount of this Debenture converted during the applicable Monthly Redemption Period in excess of the Monthly Redemption Amount shall be applied against the last principal amount of this Debenture scheduled to be redeemed hereunder, in reverse time order from the Maturity Date; provided, however, if any such conversion is applied against such
            --------   -------
     Monthly Redemption Amount, the Pre-Redemption Conversion Shares, if any were issued in connection with such Monthly Redemption or were not already applied to such conversions, shall be first applied against such conversion. The Company covenants and agrees that it will honor all Notice of Conversions tendered up until such amounts are paid in full. The Company's determination to pay a Monthly Redemption in cash, shares of Common Stock or a combination thereof shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor's) initial purchases of Debentures pursuant to the Purchase Agreement. At any time the Company delivers a notice to the Holder of its election to pay the Monthly Redemption Amount in shares of Common Stock, the Company shall file a prospectus supplement pursuant to Rule 424 disclosing such election.

          c)     Redemption  Procedure.  The  payment  of  cash  or  issuance of
                 ---------------------
     Common Stock, as applicable, pursuant to an Optional Redemption or Monthly Redemption, as applicable, shall be made on the Optional Redemption Date or the Monthly Redemption Date. If any portion of the payment pursuant to an Optional Redemption or Monthly Redemption shall not be paid by the Company by the applicable due date, interest shall accrue thereon until such amount is paid in full at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law. Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount or Monthly Redemption Amount remains unpaid after such date, the
     Holder may elect, by written notice to the Company given at any time thereafter, to invalidate ab initio such Optional Redemption or Monthly
                                  --  ------
     Redemption and, with respect to the Company's failure to timely pay the Optional Redemption Amount, the Company shall forfeit the right to exercise such Optional Redemption for the remaining term of the Debenture. Notwithstanding anything to the contrary in this Section 6, the Company's determination to redeem in cash or its elections under Section 6(b) shall be applied ratably among the Holders of Debentures. The Holder may elect to convert the outstanding principal amount of the Debenture pursuant to
     Section  4  prior  to  actual payment in cash for any redemption under this
     Section  6  by  the  delivery  of  a  Notice  of Conversion to the Company.

     Section 7.     Negative Covenants. As long as any portion of this Debenture
     ---------      ------------------
remains outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

          b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

          c) amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

          d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or
                             --  -------
     Common Stock Equivalents other than as to (a) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and
     (b) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Debenture);

          e)     enter  into any agreement with respect to any of the foregoing;
     or

          f) pay cash dividends or distributions on any equity securities of the Company.

     Section  8.     Events of Default.
     ----------      -----------------

          a)     "Event  of  Default"  means,  wherever  used herein, any of the
                  ------------------
     following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               i. any default in the payment of (A) the principal amount of any Debenture or (B) liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of clause
          (B)  above,  is  not  cured  within  3  Trading  Days;

               ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Debentures (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (xi) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the Holder or by any other Holder and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

               iii. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or
          (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);

               iv. any representation or warranty made in this Debenture, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

               v. the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

               vi. the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

               vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within 5 Trading Days;

               viii. the Company shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);

               ix. a Registration Statement shall not have been declared effective by the Commission on or prior to the 210th calendar day after the Closing Date;

               x. if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason or (b) the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement for a period of more than 20 consecutive Trading Days or 30 non-consecutive Trading Days during any 12 month period; provided, however, that if
                                                      --------  -------
          the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading Days during any 12 month period pursuant to this
          Section  8(a)(x);

               xi. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(d) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company's intention to not honor requests for conversions of any Debentures in accordance with the terms hereof; or

               xii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Subsidiary or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

          b)     Remedies Upon Event of Default. If any Event of Default occurs,
                 ------------------------------
     the outstanding principal amount of this Debenture, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash at the Mandatory Default Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, a late fee on this Debenture shall accrue at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Debenture to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Debenture until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

          Section  9.     Miscellaneous.
          ----------      -------------

          a)     Notices.  Any  and  all  notices  or  other  communications  or
                 -------
     deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (818) 887-2686, ATTN: LARRY WILCOX or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)     Absolute  Obligation.  Except  as expressly provided herein, no
                 --------------------
     provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and other amounts owing, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with
                                                                 ---- -----
     all other Debentures now or hereafter issued under the terms set forth herein.

          c)     Lost  or  Mutilated  Debenture.  If  this  Debenture  shall  be
                 ------------------------------
     mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

          d)     Governing  Law.  All  questions  concerning  the  construction,
                 --------------
     validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party
                                                   ---------------
     hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

          e)     Waiver.  Any waiver by the Company or the Holder of a breach of
                 ------
     any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver by the Company or the Holder must be in writing.

          f)     Severability.  If  any  provision of this Debenture is invalid,
                 ------------
     illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

          g)     Next  Business  Day.  Whenever  any payment or other obligation
                 -------------------
     hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          h)     Headings.  The  headings  contained  herein are for convenience
                 --------
     only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

          i)     Assumption.  Any  successor  to  the  Company  or any surviving
                 ----------
     entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Debenture and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new debenture of such successor entity evidenced by a written instrument substantially similar in form and substance to this Debenture, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Debenture and having similar ranking to this Debenture, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Debenture.

                              *********************

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


                                        UC HUB GROUP, INC.


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    ANNEX A

                              NOTICE OF CONVERSION


     The undersigned hereby elects to convert principal under the Original Issue Discount Self-Liquidating Convertible Debenture of UC Hub Group, Inc., a Nevada corporation (the "Company"), due on June 7, 2008, into shares of common stock,
                    -------
par value $0.001 per share (the "Common Stock"), of the Company according to the
                                 ------------
conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

     By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

     The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion  calculations:
                                Date to Effect Conversion:

                                Principal Amount of Debenture to be Converted:


                                Number of shares of Common Stock to be issued:


                                Signature:

                                Name:

                                Address:


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
                                   SCHEDULE 1

                              CONVERSION SCHEDULE

The Original Issue Discount Self-Liquidating Convertible Debentures due on June 7, 2008, in the aggregate principal amount of $378,000 issued by UC Hub Group, Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                     Dated:


--------------------------------------------------------------------------------
                                                Aggregate
                                                Principal
                                                 Amount
Date of Conversion         Amount of            Remaining
(or for first entry,       Conversion         Subsequent to      Company Attest
Original Issue Date)                           Conversion
                                              (or original
                                                Principal
                                                 Amount)
---------------------  ------------------  -------------------  ----------------


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